UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

General Dynamics Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GENERAL DYNAMICS CORPORATION 11011 SUNSET HILLS ROAD RESTON, VA 20190	Your Vote Counts! GENERAL DYNAMICS CORPORATION 2021 Annual Meeting Vote by May 4, 2021 11:59 PM ET. For shares held in a Plan, vote by May 2, 2021 11:59 PM ET.

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You invested in GENERAL DYNAMICS CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 5, 2021.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* May 5, 2021 9:00 AM ET

11011 Sunset Hills Road Reston, VA 20190

*	Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of Directors
Nominees:
1a.	James S. Crown	For
1b.	Rudy F. deLeon	For
1c.	Cecil D. Haney	For
1d.	Mark M. Malcolm	For
1e.	James N. Mattis	For
1f.	Phebe N. Novakovic	For
1g.	C. Howard Nye	For
1h.	Catherine B. Reynolds	For
1i.	Laura J. Schumacher	For
1j.	Robert K. Steel	For
1k.	John G. Stratton	For
1l.	Peter A. Wall	For
2.	Advisory Vote on the Selection of Independent Auditors	For
3.	Advisory Vote to approve Executive Compensation	For
4.	Shareholder Proposal to reduce the ownership threshold required to call a Special Shareholder meeting	Against
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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